                                                                    EXHIBIT 10.8

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                 AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT

     This Amendment to Development and Supply Agreement ("Amendment"), effective as of January 13, 2000 (the "Amendment Effective Date"), by and between Luminex Corporation, a Delaware corporation with principal offices at 12212 Technology Boulevard, Austin, Texas 79727 ("LUMINEX") and Bio-Rad Laboratories, Inc., a Delaware corporation with principal offices at 1000 Alfired Nobel Drive, Hercules, California 94547 ("BIO-RAD") (LUMINEX and BIO-RAD collectively, the "Parties"), amends that certain Development and Supply Agreement by and between the Parties effective as of March 19, 1999 (the "Agreement").

     WHEREAS, the Parties desire to amend the Agreement as set forth herein below.

     NOW, THEREFORE, the Parties agree as follows:

     AMENDMENT. This Amendment hereby amends the Agreement to incorporate the terms and conditions set forth in this Amendment. The relationship of the Parties shall continue to be governed by the terms and conditions of the Agreement, as amended herein; and in the event that there is any conflict between the terms and conditions of the Agreement and this Amendment, the term and conditions of this Amendment shall control. As used in this Amendment, all capitalized terms shall have the meanings defined for such terms in this Amendment or, if not defined in the Amendment, the meanings defined in the Agreement

MODIFICATIONS TO THE AGREEMENT.

I.  Exhibit A to the Agreement is hereby amended to add the following:

    [**]

2. "Field Two" in Exhibit A of the Agreement is deleted and replaced with the following: [**]

3.       Section 1.7 of the Agreement is hereby amended to add the following:

         "Fields Five and Six, as set forth in Exhibit A, shall be limited to Research Use.

4.       The Agreement is hereby amended to add the following Section 1.23:

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[**] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.
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         "1.23  "Research  Use" means the  performance  of basic life science
                 -------------
         research,  including high  throughput  screening,  but in all events
         excluding   laboratory   testing  for  human   clinical   diagnostic
         purposes."

  5. Section 2.1 (d) of the Agreement is hereby amended to delete the last sentence of such section and replace it with the following:

         "Notwithstanding any provision of this Agreement to the contrary, including the provisions of Section 8.3, if the parties do not agree by June 1, 2000 upon: (i) a tolling fee for Magnetic Beads of less than or equal to [**] ($[**]) for every three thousand (3000) units of Magnetic Beads purchased, where a "unit" of Magnetic Beads is equal to one microsphere bead, and (ii) the development of a beadmap for Magnetic Beads which shall be capable of discriminating between [**] analytes with a minimum accuracy level of [**] percent ([**]%) and no more than [**] percent ([**]%) misclassification, all rights of BIO-RAD to have LUMINEX treat the Magnetic Beads hereunder and all obligations of LUMINEX with respect to the treatment or processing of Magnetic Beads for BIO-RAD hereunder shall automatically terminate unless otherwise agreed in writing, provided, however, that in such event BIO-RAD shall
                            --------  -------
         have the right to have the Magnetic Beads processed by BIO-RAD or a third party and, for the avoidance of doubt, BIO-RAD shall retain the exclusivity rights with respect to Magnetic Beads set forth in Section
         3.2 of this Agreement."


  6. Section 3.1 of the Agreement is hereby amended to add the following after the phrase "only as part of BIO-RAD Systems":

         "'or, within Fields Five and Six, Luminex100 Systems separately"

  7. Section 3.1 of the Agreement is hereby further amended to add the following after the phrase "BIO-RAD U.S. Diagnostics Division management":

         "or BIO-RAD U.S. Life Sciences Division management"

  8. Section 3.1 of the Agreement is hereby further amended to add the following after the phrase "in conjunction with their operation of BIO-RAD Systems":

         "and Luminex100 Systems"

  9. Section 3.3(b)(i) of the Agreement is hereby amended to add the following after the phrase "human clinical diagnostics industry":

         "or the life science research industry"

  10. Section 3.5 of the Agreement is hereby amended to add the following after the phrase "BIO-RAD U.S. Diagnostics Division management":

         "or BIO-RAD U.S. Life Sciences Division management"

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         [**] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

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  11.     Section 4.6(c) of the Agreement is hereby amended to add the following after the phrase "in vitro diagnostic Kits":
                            --------

          "or Kits for Research Use"

  12. Section 4.8 of the Agreement is hereby amended to add the following after the phrase "All invoices shall be sent to the following address:"

          "For Clinical Diagnostics Group, Bio-Rad Laboratories, Accounts Payable, 4000 Alfred Nobel Drive, Hercules, California 49547, or for Life Sciences Group, Bio Rad Laboratories, Accounts Payable, 2000 Alfred Nobel Drive, Hercules, California."

  13. Section 4.11 (a) of the Agreement is hereby amended to add the following after the phrase "At the Effective Date:"

          "and at the Amendment Effective Date"

  14. Section 4.11(b) of the Agreement is hereby amended to add the following after the phrase "the date of this Agreement:"

          "and at the Amendment Effective Date"

  15. Section 5.2 of the Agreement is hereby amended to read in its entirety as follows:

          "Exclusivity of Efforts.  To avoid conflicts of interest,  BIO-RAD and
           ----------------------
          its Affiliates will not manufacture, market, sell or otherwise distribute any materials, technologies or products, other than Luminex100 Systems, Bio-Rad Systems and Kits, specifically designed for performing Multiplexed Bead Assays using flow cytometry based detection of particles for use in the human clinical diagnostics industry or for Research Use within the Fields. In addition, BIO-RAD agrees that except for performing its development obligations as agreed pursuant to Section 2.1 and the development and manufacture of Bio-Rad Systems, neither BIO-RAD's clinical diagnostics division or group nor BIO-RAD's life sciences division or group will directly or indirectly develop any materials, technologies or products specifically designed for performing Multiplexed Bead Assays within the Fields using flow cytometry based detection of particles. BIO-RAD further agrees that it will not provide research and development funding to or license any third party to develop, manufacture, market, sell or otherwise distribute any materials, technologies or products specifically designed for performing Multiplexed Bead Assays within the Fields using flow cytometry based detection of particles. It is understood that the foregoing sentence shall not apply to passive investments by BIO-RAD in equity of third parties for use in the human clinical diagnostics industry or for Research Use."

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

  16. Section 8.1 of the Agreement is hereby amended to add the following after the words "each such renewal term":

          "but which in no case shall vary by more than [**] percent ([**]%) from the average of the three prior years' sales. Notwithstanding the foregoing provisions of this Section 8.1, Fields Five and Six shall be included in the Agreement during each of the renewal terms only if the parties agree upon and BIO-RAD meets annual sales goals with respect to Kits in Fields Five and Six, which annual sales goals shall be negotiated in good faith by the parties prior to the commencement of each such renewal term but which in no case shall vary by more than [**] percent ([**]%) from the average of the three prior years' sales."

  17. Section 8.3 of the Agreement is hereby amended to add the following after the phrase "Luminex100 System" in the second line of that
          Section:

          "(or, with respect to Fields other than Fields One, Two, Three or Four, beginning five (5) years after the addition to the Agreement of such Field or Fields)"

  18. Section 8.3 of the Agreement is hereby further amended to delete the last sentence thereof and replace if with the following:

          "If BIO-RAD has not made commercially available Kits incorporating Magnetic Beads in each of Fields One, Two, Three and Four within [**] years of the Effective Date plus any extension of time necessary to produce Magnetic Beads reasonably acceptable to BIO-RAD, LUMINEX may terminate BIO-RAD's exclusive rights with respect to Magnetic Beads in Fields One, Two, Three and Four by written notice to BIO-RAD. If BIO-RAD has not made commercially available Kits incorporating Magnetic Beads in each of Fields Five and Six within [**] years of the Amendment Effective Date plus any extension of time necessary to produce Magnetic Beads reasonably acceptable to BIO-RAD, LUMINEX may terminate BIO-RAD's exclusive rights with respect to Magnetic Beads in Five and Six by written notice to BIO- RAD.

  19. Section 12.2 of the Agreement is hereby amended to add the following after the word "Group" in the third line of that Section:

          "or BIO-RAD Vice-President Life Sciences Division, as appropriate,"

  20. Section 12.8 of the Agreement is hereby amended to add the following at the end of that Section:

          "with a further copy to:
          Bio-Rad Laboratories, Inc. Life Science Group
          2000 Alfred Nobel Drive
          Hercules, California 94547
          Attention: Vice-President, Life Science Group"

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[**]   Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

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      Fax: (510) 741-5803"

 21. ADDITIONAL TERM: ADVANCE AGAINST ROYALTIES. Upon the effective date of this Amendment, BIO-RAD shall pay to LUMINEX an aggregate of [**] Dollars ($[**]) for both of Fields Five and Six as an Advance.

 22. The additional fee for expansion of Field Two set forth in Exhibit A of the Agreement is waived.

 ENTIRE AGREEMENT. Notwithstanding the first sentence of Section 12.17 of the Agreement, together the Agreement (including the Exhibits thereto) and this Amendment constitute the entire agreement between the Parties in connection with the subject matter thereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties.

      IN WITNESS WHEREOF, the Parties have executed this Amendment.

  LUMINEX CORPORATION                                 BIO-RAD LABORATORIES, INC.


  By:    /s/ Randel S. Marfin                        By:    /s/ Sanford Wadler
        ----------------------                              --------------------
  Name:  Randel S. Marfin                            Name:  Sanford Wadler
        ----------------------                              --------------------
  Title: Vice President - Business Development       Title: Vice President
        --------------------------------------              --------------------

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[**] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

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